Exhibit 10.93

TERMINATION AGREEMENT

THIS AGREEMENT for the termination (“Termination Agreement”) of certain agreements by and between Anesiva, Inc., a Delaware corporation, having a principal place of business at 400 Oyster Point Boulevard, Suite 502, South San Francisco, California 94080 (“Anesiva”), and Sagent Pharmaceuticals, Inc., a Wyoming corporation, having a principal place of business at 1901 North Roselle Road, Schaumburg, IL 60195 (“Sagent”) dated October 9, 2007 is made and entered into as of the 20th day of May, 2009 (the “Effective Date”). Anesiva and Sagent may be referred to individually herein as a “Party” and collectively as the “Parties.”

WHEREAS, Anesiva and Sagent are parties to a Promotional Agreement dated October 9, 2007 (“the Promotional Agreement”); and

WHEREAS, Anesiva and Sagent are parties to a Quality Agreement dated October 9, 2007 (“the Quality Agreement”); and

WHEREAS, Anesiva and Sagent wish to terminate the Promotional and Quality Agreements as mutually agreed upon and detailed herein.

NOW, THEREFORE, the Parties hereto agree as follows:

1.	The Promotional Agreement and the Quality Agreement are hereby terminated as of the Effective Date.

2.	In consideration for the termination of the Promotional Agreement pursuant hereto, Sagent will retain the set-up fee as described in Section 4.1 of the Promotional Agreement and any other fees Anesiva has paid to Sagent under the Promotional Agreement.

3.	With the exception of fees already paid by Anesiva pursuant to the Promotional Agreement, Sagent releases Anesiva from any and all additional liabilities and obligations of Anesiva pursuant to Section 4.2 of the Promotional Agreement.

4.	Upon the Effective Date, Anesiva will no longer be liable for any royalty payments and Sagent will release Anesiva of any additional liabilities due under Sections 4.3 and 4.4 of the Promotional Agreement.

5.	Upon the Effective Date, Sagent will be responsible for terminating any agreements entered into with Affiliates or other parties pursuant to the Promotional Agreement within thirty (30) days of the Effective Date including, but not limited to, the agreements listed in Exhibit A.

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6.	Upon the Effective Date, each Party will immediately release and discharge the other Party, and all of its Affiliates, from any and all of its obligations and responsibilities under the Promotional Agreement and the Quality Agreement.

7.	The Parties agree that this Termination Agreement shall be governed by and construed in accordance with the laws of the State of California.

8.	Each Party represents and warrants that it is fully authorized to enter into this Termination Agreement and to carry out the obligations provided for herein.

9.	This Termination Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single instrument.

10.	This Termination Agreement constitutes the entire agreement of the parties concerning the subject matter hereof, superseding all prior and contemporaneous proposals, negotiations, communications and agreements, written or oral, with respect to the subject matter of this Termination Agreement.

IN WITNESS WHEREOF, the Parties, have authorized and executed this Termination Agreement the date and year first written above.

Executed by	Executed by
SAGENT PHARMACEUTICALS, INC.	ANESIVA, INC.
1901 North Roselle Road	400 Oyster Point Boulevard, Suite 502
Schaumburg, IL 60195	South San Francisco, CA 94080
/s/ Ronald E. Pauli	/s/ John H. Tran
Ronald E. Pauli	John H. Tran
Chief Financial Officer	VP, Finance & Chief Accounting Officer

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EXHIBIT A

Agreement between Sagent Pharmaceuticals, Inc. and Amerinet, Inc.

Addendum to the Agreement between Sagent Pharmaceuticals, Inc. and Amerinet, Inc. dated July 1, 2008.

Amendment to the Agreement Between Sagent Pharmaceuticals, Inc. and Amerinet, Inc. dated August 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and Broadlane, Inc.

Addendum to the Agreement between Sagent Pharmaceuticals, Inc. and Broadlane, Inc. dated September 1, 2008.

Amendment to the Agreement between Sagent Pharmaceuticals, Inc. and Broadlane, Inc. dated October 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and FirstChoice Management Services.

Amendment to the Agreement between Sagent Pharmaceuticals, Inc. and FirstChoice Management Services, Inc. dated August 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and HealthTrust Purchasing Group.

Amendment to the Agreement between Sagent Pharmaceuticals, Inc. and HealthTrust Purchasing Group dated September 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and MedAssets Supply Chain Systems, LLC.

Addendum to the Agreement between Sagent Pharmaceuticals, Inc. and MedAssets Supply Chain Systems, LLC dated July 1, 2008.

Amendment to the Agreement between Sagent Pharmaceuticals, Inc. and MedAssets Supply Chain Systems, LLC dated August 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and Managed Health Care Associates, Inc.

Addendum to the Agreement between Sagent Pharmaceuticals, Inc. and Managed Health Care Associates, Inc. dated July 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and Novation, LLC.

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Amendment to the Agreement between Sagent Pharmaceuticals, Inc. and Novation, LLC dated October 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and Purchasing Alliance for Clinical Therapeutics, LLC.

Addendum to the Agreement between Sagent Pharmaceuticals, Inc. and Purchasing Alliance for Clinical Therapeutics, LLC dated July 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and PDM Healthcare.

Amendment to the Agreement between Sagent Pharmaceuticals, Inc. and PDM Healthcare dated August 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and Purchasing Partners, L.P.

Addendum to the Agreement between Sagent Pharmaceuticals, Inc. and Purchasing Partners, L.P. dated July 1, 2008.

Amendment to the Agreement between Sagent Pharmaceuticals, Inc. and Purchasing Partners, L.P. dated August 1, 2008.

Agreement between Sagent Pharmaceuticals, Inc. and Resource Optimization and Innovation, LLC.

Addendum to the Agreement between Sagent Pharmaceuticals, Inc. and Purchasing Partners, L.P. dated July 1, 2008.

Amendment to the Agreement between Sagent Pharmaceuticals, Inc. and Resource Optimization and Innovation, LLC dated September 1, 2008.

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